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                                                                   EXHIBIT 24.1

                              POWERS OF ATTORNEY

                               POWER OF ATTORNEY

   I, the undersigned director of Unigraphics Solutions Inc., a Delaware corporation ("UGS"), hereby constitute and appoint John J. Mazzola, Jeffrey M. Heller, Douglas E. Barnett, and J. Randall Walti, and each of them, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and the capacity indicated below, UGS' Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and any and all amendments thereto, with power to file said Form 10-K and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue thereof.

                                                    /s/ John A. Adams
                                          By: _________________________________
                                                       John A. Adams
                                                          Director

Dated: February 19, 1999
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                               POWER OF ATTORNEY

   I, the undersigned director of Unigraphics Solutions Inc., a Delaware corporation ("UGS"), hereby constitute and appoint John J. Mazzola, Jeffrey M. Heller, Douglas E. Barnett, and J. Randall Walti, and each of them, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and the capacity indicated below, UGS' Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and any and all amendments thereto, with power to file said Form 10-K and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue thereof.

                                                   /s/ J. Davis Hamlin
                                          By: _________________________________
                                                      J. Davis Hamlin
                                                          Director

Dated: February 18, 1999
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                               POWER OF ATTORNEY

   I, the undersigned director of Unigraphics Solutions Inc., a Delaware corporation ("UGS"), hereby constitute and appoint John J. Mazzola, Douglas E. Barnett, and J. Randall Walti, and each of them, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and the capacity indicated below, UGS' Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and any and all amendments thereto, with power to file said Form 10-K and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue thereof.

                                                  /s/ Jeffrey M. Heller
                                          By: _________________________________
                                                     Jeffrey M. Heller
                                              Director, Chairman of the Board

Dated: March 9, 1999

                               POWER OF ATTORNEY

   I, the undersigned director of Unigraphics Solutions Inc., a Delaware corporation ("UGS"), hereby constitute and appoint John J. Mazzola, Jeffrey M. Heller, Douglas E. Barnett, and J. Randall Walti, and each of them, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and the capacity indicated below, UGS' Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and any and all amendments thereto, with power to file said Form 10-K and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue thereof.

                                                    /s/ Gary B. Moore
                                          By: _________________________________
                                                       Gary B. Moore
                                                          Director

Dated: February 18, 1999

                               POWER OF ATTORNEY

   I, the undersigned director of Unigraphics Solutions Inc., a Delaware corporation ("UGS"), hereby constitute and appoint John J. Mazzola, Jeffrey M. Heller, Douglas E. Barnett, and J. Randall Walti, and each of them, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and the capacity indicated below, UGS' Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and any and all amendments thereto, with power to file said Form 10-K and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue thereof.

                                                    /s/ Leo J. Thomas
                                          By: _________________________________
                                                       Leo J. Thomas
                                                          Director

Dated: February 18, 1999

                               POWER OF ATTORNEY

   I, the undersigned director of Unigraphics Solutions Inc., a Delaware corporation ("UGS"), hereby constitute and appoint John J. Mazzola, Jeffrey M. Heller, Douglas E. Barnett, and J. Randall Walti, and each of them, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and the capacity indicated below, UGS' Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and any and all amendments thereto, with power to file said Form 10-K and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue thereof.

                                                   /s/ William P. Weber
                                          By: _________________________________
                                                      William P. Weber
                                                          Director

Dated: February 18, 1999